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Important Notices Forward- Looking Statements This presentation contains “forward- looking” statements regarding, among other things, the pending merger of Cumulus and Citadel and related financing, which include statements as to expected earnings, revenues, cost savings, leverage, operations, business trends and other such items, that are based on current expectations and estimates or assumptions. These forward- looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward- looking statements. Such factors include, but are not limited to, the possibility that the merger or the related financing is not consummated for any reason, including the inability to obtain necessary regulatory or stockholder approvals, the failure to realize the expected benefits of the merger, and general economic and business conditions that may affect the companies before or following the merger. For additional information regarding risks and uncertainties associated with Cumulus before and after the merger, see Cumulus’ filings with the Securities and Exchange Commission (“SEC”), including its Form 10- K for the year ended December 31, 2010, its Form 8- K filed with the SEC on April 25, 2011, and subsequently filed periodic reports. Cumulus assumes no responsibility to update the forward- looking statements contained in this presentation as a result of new information, future events or otherwise. Additional Information This presentation is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Citadel or Cumulus. Cumulus has filed a registration statement and an information statement with the SEC in connection with the proposed merger with Citadel. INVESTORS ARE URGED TO READ THAT FILING, AND ANY OTHER FILINGS THAT MAY BE MADE BY CUMULUS WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN, AND WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Those documents as well as Cumulus’ other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov and at Cumulus’ website at www.cumulus.com.

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation CITADEL MERGER SUMMARY THE MERGER OF CUMULUS MEDIA INC. AND CITADEL BROADCASTING CORPORATION WILL COMBINE THE #2 AND #3 U.S. RADIO GROUPS* Cumulus Media Inc. (“Cumulus” or “CMI”) will acquire Citadel Broadcasting Corporation (“Citadel” or “CDL”) — Implied pro forma combined company 2011 FCF per share of approximately $1.00 / share Citadel shareholders to receive $37.00 per share in cash or 8.525 shares of Cumulus stock per Citadel share at closing — Maximum cash of $30.00 per share pro rata / Maximum equity of $14.00 per share pro rata — Exchange ratio set based on pre- announcement VWAP of Cumulus of $4.34; exchange ratio of 8.525 shares of Cumulus stock per each share of Citadel equivalent to $37.00 in Cumulus stock — Cumulus will issue 91.5—161.7 million shares to Citadel shareholders — Transaction expected to close by end of Q3 Crestview Partners, Macquarie Capital and UBS will contribute up to $500 million of equity at the same implied price — Crestview will invest $225 million — $250 million in common stock — Macquarie will invest $45 million — $125 million in common stock or non- convertible preferred stock — UBS will invest $125 million in common stock, and may syndicate to third- party investors Cumulus has a committed financing package to borrow up to $3.025 billion (including revolver) — Expected net debt by 12/31/11 of approximately $2.7 billion if 81% or greater of CDL shareholders elect cash (“Max Cash Scenario”) — Expected net debt by 12/31/11 of approximately $2.5 billion if 38% or greater of CDL shareholders elect equity (“Max Equity Scenario”) * Cumulus and Citadel represent the #2 and #3 U.S. radio groups by station count and #4 and #3 U.S. radio groups by total billings, respectively. 4

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation

A COMPELLING INVESTMENT OPPORTUNITY

Largest pure-play radio company	■ Largest pure-play and second largest radio company in the industry ■ Ideal investment vehicle to play the local ad recovery cycle
37% pro forma free cash flow yield[1]	■ Approximately $1.00 of pro forma free cash flow per share ■ Industry leading adjusted EBITDA margin of 40%[2] ■ Low capital expenditures ■ Low cash taxes due to NOLs
Optimized capital structure	■ Covenant-lite bank financing ■ Simple capital structure with maturities extended through 2019 ■ 5.7x-6.1x leverage expected based on 6/30/11 LTM pro forma adjusted EBITDA, with expected rapid de-leveraging from free cash flow to create equity value
$51.9mm of identified synergies	■ Projecting $51.9mm of identified pro forma cost synergies ■ Capitalized value of approximately $1.50 per share[3] ■ Incremental cost synergies beyond $51.9mm, as well as potential revenue synergies
Ideal platform to drive new growth initiatives	■ Critical mass to compete in the digital marketplace (e.g. SweetJack) ■ Underperforming Citadel Network expected to benefit greatly from larger platform and Cumulus content assets ■ Station portfolio optimization expected to drive additional growth
Proven and experienced management team	■ Accomplished management team with continuity and an average of 26 years of experience in the radio industry ■ Cumulus team has well documented integration track record and history of exceeding estimated cost synergies

Notes:
1 Based on 2011 expected pro forma free cash flow, including run-rate synergies. Yield based on stock price as of 8/11/11 and assuming Max Cash Scenario
2 Represents PF results for LTM June 30, 2011; pro forma for estimated $51.9mm synergies, addback from amended Nielsen contract of $2.6mm and CMP and CDL acquisition-related transaction fees of $5.5mm
3 Assuming capitalization multiple of 7.2x, based on forward EBITDA trading multiple as of 8/11/11 and assuming Max Cash Scenario

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Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation LARGEST PURE- PLAY RADIO BROADCASTER MORE THAN 570 RADIO STATIONS IN 120 MARKETS

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation NEWCO EXPECTED TO BE THE 2ND LARGEST RADIO COMPANY BY EBITDA PRO FORMA LTM 6/30/11 ADJUSTED EBITDA ($mm) $1,200 $1,039 [1] $1,000 $800 $600 [2] $464 $400 $315 [3] $245 $200 $109 $93 $74 $ — 1 2 3 4 5 6 7 (NewCo) LTM 6/30/11 $2,947 $1,164 $1,295 $725 $392 $264 $179 Revenue Adj. EBITDA [1] [2] [3] 35.3% 39.8% 24.3% 33.8% 27.8% 35.1% 41.4% Margin % Stations 892 567 130 225 100 312 34 Note: 1 CCU Radio adjusted EBITDA assumes pro- rated corporate overhead based on radio and outdoor revenue breakout 2 NewCo pro forma adjusted EBITDA includes estimated $51.9mm of synergies, addback from amended Nielsen contract of $2.6mm and CMP and CDL acquisition- related transaction fees of $5.5mm 3 Assumes revenue weighted contribution of CBS’ Local Broadcasting unit (CBS Television and CBS Radio); assumes CBS Radio maintains constant margin to CBS Local Broadcasting 4 Adjusted EBITDA includes addback from amended Nielsen contract of $2.6mm and CMP and CDL acquisition- related transaction fees of $5.5mm 5 As of 12/31/2010 7

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation INDUSTRY LEADING ADJUSTED EBITDA MARGINS SHOULD DRIVE STRONG FREE CASH FLOWS LTM 6/30/11 ADJUSTED EBITDA MARGIN COMPARISON LTM 6/30/11 ADJUSTED EBITDA AS A % OF 2007 EBITDA 45% 100.0% 41% 40% 38% 35% 95.0% 35% 35% 90.0% CMI/CMP 30% 28% 28% 28% 27% 25% 25% 85.0% 21% CDL 20% 80.0% 14% 15% 75.0% Comps 10% 70.0% 5% 65.0% — CMP CDL Clear CMI [2] BBGI SGA ETM ROIA SALM Lincoln EMMS Stations Channel Media [3] 60.0% Only (“CCU”) Radio [1] 55.0% Revenue per Station ($mm): 2007 2008 2009 2010 LTM $6.1 $2.8 $3.2 $0.8 $2.2 $1.2 $3.6 $4.3 $1.8 $5.0 $7.9 6/30/11 Notes: 1 CCU Radio adjusted EBITDA assumes pro- rated corporate overhead based on radio and outdoor CMI/CMP CDL Comps [1] revenue breakout 2 Pro forma for $2.6mm addback from the amended Nielsen contract and $5.5mm addback for Note: CMP and CDL acquisition- related transaction fees 1 Consists of Beasley (“BBGI”), Entercom (“ETM”), Radio One (“ROIA”), Salem 3 FYE 2010 BCF margin shown (assumes no corporate overhead) (“SALM”), Saga (“SGA”) and CCU 4 EMMS LTM as of 5/31/11 8

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation

STRONG ADJUSTED EBITDA MARGIN + LOW CAPEX + LOW CASH TAXES = STRONG FCF

PRO FORMA 2011 FCF YIELD COMPARISON[1]


40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
-
37%
23%
22%
12%
9%
8%
Cumulus (NewCo)[2]
TV Broadcasting[3]
Radio Broadcasting[4]
Cable and Pay TV[5]
Diversified Media[6]
Outdoor[7]

Notes:
1 Equity values as of 8/11/2011
2 Pro forma entity based on Max Cash Scenario; pro forma for estimated $51.9mm synergies and $5.5mm addback from CMP and CDL acquisition-related transaction fees
3 Based on average '10A/'11E FCF; consists of all public TV broadcasters with forward FCF estimates (GTN, TVL and SBGI)
4 Consists of all public radio broadcasters with forward FCF estimates (ETM and SGA)
5 Consists of all public cable and pay TV companies with forward FCF estimates (CVC, CMCSA, CHTR, KNOL and TWC)
6 Consists of all public diversified media companies with forward FCF estimates (CBS, VIA, DIS, TWX, NWS, CMCSA, DISCA, SNI and DWA)
7 Consists of all public outdoor companies with forward FCF estimates (CCO, LAMR and DEC)

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Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation EXPENSE SYNERGIES DRIVEN BY DUPLICATIVE COSTS AND SCALE- BASED OPERTING EFFICIENCIES WE EXPECT TO ACHIEVE $51.9MM OF EXPENSE SYNERGIES OVER THE NEXT TWO YEARS Corporate Overlap Operations Network Markets Total Synergies = $51.9 million Represents capitalized value of $1.50 per share [1] IN ADDITION, CUMULUS HAS IDENTIFIED SIGNIFICANT POTENTIAL REVENUE UPSIDE Note: 1 Assuming capitalization multiple of 7.2x, based on forward EBITDA trading multiple as of 8/11/11 and assuming Max Cash Scenario 10

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation

OPTIMIZED CAPITAL STRUCTURE WITH COVENANT-LITE DEBT FINANCING

- Maintenance covenants only in place if Revolver is drawn
- Simple capital structure with maturities extended for 5 to 7.5 years
- Modest leverage at transaction close
- Strong free cash flow expected to drive rapid de-leveraging to create equity value

Pro Forma Capitalization at Close

($ in millions)	Rate	Maturity	Max Cash Amount	Max Cash xEBITDA	Max Equity Amount	Max Equity xEBITDA
Cash			$5		$79	
$300mm Revolver	L + 450 (1.00% floor)	Sept 2016	126		--	
1st Lien Term Loan B	L + 450 (1.25% floor)	Sept 2018	1,325		1,325	
2nd Lien Term Loan B	L + 600 (1.50% floor)	Mar 2019	790		790	
Net Secured Debt			$2,236	4.8x	$2,036	4.4x
Senior Notes	7.75%	May 2019	610		610	
Net Debt			$2,846	6.1x	$2,646	5.7x
LTM 6/30/2011 Pro Forma Adjusted EBITDA[1]			$464			

1 6/30/2011 LTM Pro Forma Adjusted EBITDA of CMI, CMP and CDL including estimated $51.9mm synergies, $2.6mm addback from the amended Nielsen contract and $5.5mm addback for CMP and CDL acquisition-related transaction fees

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Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation FUTURE OPPORTUNITIES A MERGER OF CUMULUS AND CITADEL WILL STRONGLY POSITION THE COMPANY FOR THE FUTURE Critical mass necessary to develop social commerce initiatives Combined entity will be attractive for recruiting and development of new sales, programming and management talent Scale for incremental leverage— CAPEX, other vendors Necessary scale to invest in technology- based initiatives including “Personalized” and “Interactive” Radio Well- positioned for highly accretive acquisitions in the future and portfolio management

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation

SWEET JACK REPRESENTS AN INNOVATIVE APPROACH TO SOCIAL COMMERCE

Sweet Jack is a new platform developed by Cumulus to connect business with local customers

- Help people tune into the pulse of the city and discover local businesses
- Provide businesses with premium advertisement opportunities
- Focus on new and loyal customers
- Target desired demographic with premium advertisement
- Receive professionally crafted editorial newsletter, plus online and social media marketing
- No upfront cost for advertisers



Sweet Jack
GO GET IT.
52% OFF Callaway Gardens Annual Pass
$60
CLOSED
FREE FROM JACK
NEON TREES
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Sweet Jack
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$19 Hawks Playoff vs. Magic 4/22 ($38 Value) + Unlimited Soda and Popcorn
$19
SOLD OUT
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Value:	$125
Discount:	52%
Savings:	$65

Value:	$38
Discount:	50%
Savings:	$19

13

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation FREE CASH FLOW CONVERSION Even in the midst of 70.0% 63.9% 59.9% dramatic revenue 60.0% decreases such as in 47.0% 50.0% 2009, both adjusted 40.8% EBITDA margins and 40.0% 35.8% 34.7% 31.6% 29.7% levered free cash flow 30.0% conversion have remained strong 20.0% 10.0% 3.1% (0.5%) 0.0% 2008 2009 2010 LTM 6/30/11 — 10.0% (8.2%) — 20.0% (16.7%) Adj. EBITDA Margin Levered FCF as a % of Adj. EBITDA Revenue Growth [1]

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation CUMULUS WILL BENEFIT FROM INCREASED EFFICIENCY AND OPERATING LEVERAGE THAT CONSOLIDATION BRINGS Lack of real- time, remotely accessible IT and operating systems makes huge decentralized Size Does radio companies unwieldy to manage Not Guarantee Scale Scalable nature of the industry allows fixed elements of the cost structure to be leveraged Increased across a larger number of markets Cost Efficiency — Duplicative back office functions can be dramatically reduced, focusing station resources on localization, programming and revenue development National footprint (120 markets, over 65 million reach) allows for greater scale and Increased efficiency when negotiating with national advertisers, content providers and vendors Negotiating Leverage — Increase share of national advertiser spend Increased scale will allow larger, more significant investment in the digital space and the Critical Mass to Compete implementation of a concerted, focused digital strategy in the Digital Marketplace Best- in- class local digital platforms and strategies can be shared across multiple markets Large and liquid equity market capitalization More Attractive Pure- Play Platforms for Investors 15

Radio Industry Overview

Radio Industry Overview RADIO USAGE HAS REMAINED STRONG ACROSS ALL DEMOGRAPHICS Radio remains a relevant local medium because it is wireless, real- time, free and ubiquitous Despite an ever- increasing choice 12+ Cume Audience of media options, 12+ cume audience for radio has increased in 245 241.8 239.8 the last 5 years 240 (mm) 235.5 235.4 Audience 235 233.0 230 230.4 225 June 2006 June 2007 June 2008 June 2009 June 2010 June 2011 Source: RADAR 89, 93, 97, 101, 105, 109 (June 2006—June 2011), Arbitron; (Persons 12+, Monday- Sunday 24- Hour Cume Estimates, % of Population Reached) Radio does not have any Average Weekly Reach of Radio by Age Group demographic “cliff,” with weekly reach of over 90% in every age 100% 93% 92% 93% 94% 95% 95% 87% group below 65+ 80% 60% 40% 20% 0% 12+ 12- 17 18+ 18- 34 25- 54 35- 64 65+ Source: RADAR® 109, June 2011 17

Radio Industry Overview LOCAL MEDIA TRENDS ARE FAVORABLE FOR RADIO Due to safety and practical Radio Listening by Location considerations, radio is the ideal medium for passive listening in Work/Other cars 14.9% Increased commute times have kept radio usage high, and 73.4% of 18+ consumption is done in At Home cars 28.4% In Car 73.4% Source: GfK MRI Doublebase 2010 (Percentages will not add up to 100% due to duplication among listening locations) Among local advertising mediums, Projected 2011- 2019 CAGR of Local U.S. Advertising Expenditures SNL Kagan projects radio ad expenditures to have a 1.8% CAGR Outdoor / Out- of- Home 8.2% from 2011- 2019 Broadcast TV 1.8% Broadcast Radio 1.8% Newspapers (0.8%) Yellow Pages (3.2%) — 4% — 2% 0% 2% 4% 6% 8% 10% Source: SNL Kagan 2010 18

Radio Industry Overview ADDITIONAL UPSIDE FROM HD RADIO HD Radio Applications Consumer Benefits High Potential for Mobile Device Penetration PSD Percentage of consumers surveyed that More Content are “interested” or “extremely HD2 / HD3 Graphical Interface 68% interested” in mobile phones that include HD Radio Technology Music Tagging Music Discovery and Purchase iTunes TaggingOf those who own a mobile phone that Interactivity 75% would listen to HD Radio broadcasts via Traffic Real- time Information their mobile phone Artist Experience Large HD Footprint Optimal incremental range of cost to Premium Content Superior Reception $42 consumers for HD Radio Technology in mobile phones Active Radio Low Power Consumption Source: ComScore HD Radio Receivers in OEM Automotive Has Passed Critical Mass 180 153 160 133 140 110 120 100 86 80 60 62 60 53 56 37 30 30 30 40 24 22 17 5 10 20 1 0 2008 2009 2010 2011E 2012E 2013E Brands Vehicles Standard Equipment 19

Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation

A COMPELLING INVESTMENT OPPORTUNITY

Largest pure-play radio company	■ Largest pure-play and second largest radio company in the industry ■ Ideal investment vehicle to play the local ad recovery cycle
37% pro forma free cash flow yield[1]	■ Approximately $1.00 of pro forma free cash flow per share ■ Industry leading adjusted EBITDA margin of 40%[2] ■ Low capital expenditures ■ Low cash taxes due to NOLs
Optimized capital structure	■ Covenant-lite bank financing ■ Simple capital structure with maturities extended through 2019 ■ 5.7x-6.1x leverage expected based on 6/30/11 LTM pro forma adjusted EBITDA, with expected rapid de-leveraging from free cash flow to create equity value
$51.9mm of identified synergies	■ Projecting $51.9mm of identified pro forma cost synergies ■ Capitalized value of approximately $1.50 per share[3] ■ Incremental cost synergies beyond $51.9mm, as well as potential revenue synergies
Ideal platform to drive new growth initiatives	■ Critical mass to compete in the digital marketplace (e.g. SweetJack) ■ Underperforming Citadel Network expected to benefit greatly from larger platform and Cumulus content assets ■ Station portfolio optimization expected to drive additional growth
Proven and experienced management team	■ Accomplished management team with continuity and an average of 26 years of experience in the radio industry ■ Cumulus team has well documented integration track record and history of exceeding estimated cost synergies

Notes:
1 Based on 2011 expected pro forma free cash flow, including run-rate synergies. Yield based on stock price as of 8/11/11 and assuming Max Cash Scenario
2 Represents PF results for LTM June 30, 2011; pro forma for estimated $51.9mm synergies, addback from amended Nielsen contract of $2.6mm and CMP and CDL acquisition-related transaction fees of $5.5mm
3 Assuming capitalization multiple of 7.2x, based on forward EBITDA trading multiple as of 8/11/11 and assuming Max Cash Scenario

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